FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 18, 1999

               CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3
            (Exact name of registrant as specified in its charter)


             California                0-14187               94-2940208
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)
         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

South City Business Center, located in Chula Vista, California, was sold by the Registrant on June 18, 1999. The property was sold to Eastgate Technology Partners, L.P., a California Limited Partnership, an unrelated party, for $6,960,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)       Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-Q for the quarter ended June 30, 1999.

(c)       Exhibits

10.42 Purchase and Sale Contract between Registrant and Eastgate Technology Partnership, L.P., a California limited partnership, dated April 30, 1999.

10.43 Amendment to Purchase and Sale Contract between Registrant and Eastgate Technology Partners, L.P., dated May 28, 1999.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3


                         By:     CONCAP EQUITIES, INC.
                                Its General Partner


                         By:     /s/ Patrick J. Foye
                                 Patrick J. Foye
                                Executive Vice President


                         Date: July 2, 1999